Exhibit 10.112

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

CHL GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee

and

CALIBER HOME LOANS, INC.,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

AMENDMENT NO. 2

Dated as of November 21, 2019

to the

Base Indenture

Dated as of April 2, 2018

This Amendment No. 2 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of November 21, 2019, by and among CHL GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), CALIBER HOME LOANS, INC. (“Caliber”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as administrative agent (the “Administrative Agent”), and is acknowledged and agreed to by PENTALPHA SURVEILLANCE LLC, as credit manager (the “Credit Manager”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as noteholder (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, Caliber, as settlor and as administrator, and Wilmington Savings Fund Society, FSB, as owner trustee (“WSFS”), are parties to that certain Amended and Restated Trust Agreement, dated as of April 2, 2018 (the “Trust Agreement”);

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and the Credit Manager are parties to that certain Base Indenture, dated as of April 2, 2018 (as amended by Amendment No. 1 dated as of May 7, 2018, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”), and as supplemented by the Series 2018-VF1 Indenture Supplement, dated as of April 2, 2018, (as amended by Amendment No. 1 thereto dated as of January 9, 2019, Amendment No. 2 dated as of October 22, 2019, and Amendment No. 3 of even date herewith, and as the same may be further amended, restated, supplemented or otherwise modified from time to time) by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2018-VF1 Indenture Supplement”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(b) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer, and the Administrative Agent may amend the Existing Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Existing Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;

WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer shall deliver (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to a proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.    Amendments to the Existing Base Indenture.

(a)    The Existing Base Indenture is hereby amended by deleting the definitions of “Interim Borrowing Base Determination Date,” “Interim Borrowing Base Payment Date,” “Market Value Percentage,” “Modified Valuation” and “Modified Valuation Trigger” from Section 1.1 thereof in their entirety and replacing them with the following:

Interim Borrowing Base Determination Date: Provided that the applicable Modified Valuation Trigger is outstanding on such date, the Business Day following the day in which a Modified Valuation Trigger has occurred.

Interim Borrowing Base Payment Date: Provided that the applicable Modified Valuation Trigger is outstanding on such date, the fifth (5th) Business Day following an Interim Borrowing Base Determination Date.

Market Value Percentage: Means:

(a)    for funding purposes (and for the purpose of calculating the Collateral Value used in connection with such determination of a funding) from time to time, as of any date of determination, the lesser of (i) the fair value percentage (carried out to four decimals and unrounded) of the MSR determined by the Servicer as of the most recent date of determination or (ii) the valuation percentage (carried out to four decimals and unrounded), including any Modified Valuation as applicable, of the MSR from the most recently delivered Market Value Report;

(b)    for purposes of determining the Borrowing Base (and for the purpose of calculating the Collateral Value used in connection with such determination of the Borrowing Base) from time to time, as of any date of determination, the greater of (i) the Market Value Percentage calculated for funding purposes pursuant to clause (a) above, and (ii) the lower of (x) the product of (1) the valuation percentage (carried out to four decimals and unrounded) of the MSR from the most recently delivered Market Value Report and (2) [***] or (y) the product of (1) the average of each valuation percentage (carried out to four decimals and unrounded) in effect (including the Modified Valuation, if applicable) (a) on such date of determination, (b) on the Business Day prior to the date on which the most recent Market Value Report was delivered in connection with the current Payment Date and (c) on the Business Day prior to the date on which the Market Value Report was delivered in connection with the prior Payment Date and (2) [***]; or

(c)    for purposes of determining the Interim Borrowing Base (and for the purpose of calculating the Collateral Value used in connection with such determination of the Interim Borrowing Base, for purposes of determining the Borrowing Base in connection with any Payment Date that is also an Interim Borrowing Base Payment Date or any Payment Date when a Modified Valuation is in effect and for the purpose of calculating the Collateral Value used in connection with such determination of the Borrowing Base for any Payment Date that is also an Interim Borrowing Base Payment Date) from time to time, as of any date of determination, the greater of (i) the Market Value Percentage calculated for funding purposes pursuant to clause (a) above which shall represent the Modified Valuation applicable to the Interim Borrowing Base Determination Date, and (ii) the lower of (x) the product of (1) the valuation percentage (carried out to four decimals and unrounded), which shall represent the applicable Modified Valuation, of the MSR from the most recently delivered Market Value Report and (2) [***] or (y) the product of (1) the average of each valuation percentage (carried out to four decimals and unrounded) in effect (including the Modified Valuation, if applicable) (a) on such date of determination, (b) on the Business Day prior to the date on which the most recent Market Value Report was delivered in connection with the current Payment Date and (c) on the Business Day prior to the date on which the Market Value Report was delivered in connection with the prior Payment Date, and (2) [***].

Modified Valuation: The fair market values and the valuation percentages of the Portfolio provided by the MSR Valuation Agent in the Market Value Report assuming that a Modified Valuation Trigger has occurred; provided, however, that in the event that a Modified Valuation Trigger is no longer in effect, the Modified Valuation shall be the fair market values and valuation percentages of the Portfolio used by the MSR Valuation Agent in the most recent Market Value Report for such Borrowing Base Determination Date assuming that no Modified Valuation Trigger is applicable.

Modified Valuation Trigger: Occurs when the 10-year U.S. Treasury rate (mid-mark) as compared to the 10-year U.S. Treasury rate (mid-mark) used by the MSR Valuation Agent as of the Borrowing Base Determination Date relating to the most recent Market Value Report (i) declines by more than [***] or (ii) increases by more than [***]; provided, however, that a Modified Valuation Trigger shall no longer be in effect if the 10-year U.S. Treasury rate (mid-mark) increases or decreases such that the condition that gave rise to such Modified Valuation Trigger (as described in either (i) or (ii) above, as applicable) is no longer outstanding; provided, further, if a new Market Value Report is delivered when a Modified Valuation Trigger is presently in effect, such Modified Valuation Trigger will remain in effect based on the values set forth in the immediately preceding Market Value Report unless a Modified Valuation Trigger would also be in effect based on the new Market Value Report, in which case, the valuations associated with the Modified Valuation Trigger from the new Market Value Report shall apply.

(b)    Section 3.3(a) of the Existing Base Indenture is hereby amended by deleting clause (i) in its entirety and replacing it with the following:

(i)    The Administrator shall deliver to each Note Rating Agency, the Indenture Trustee, the Credit Manager and Ginnie Mae, on or before March 31 of each year, beginning on March 31, 2019, an Officer’s Certificate executed by a Responsible Officer of the Administrator, stating that (A) a review of the activities of the Issuer, the Administrator and, in the event that the Administrator is the same entity as the Servicer, the Servicer, during the preceding 12-month period ended December 31 (or, in the case of the first such statement, from the Closing Date through December 31, 2018) and of its performance under this Base Indenture and the PC Repurchase Agreement has been made under the supervision of the officer executing the Officer’s Certificate, (B) the Administrator and, in the event that the Administrator is the same entity as the Servicer, the Servicer, has fulfilled all its obligations under this Base Indenture and the PC Repurchase Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof, and (C) after consultation with outside legal counsel of Issuer, no additional UCC filings are necessary in the next twelve (12) months to maintain the Indenture Trustee’s first priority perfected security interest in the Collateral; provided, however, that if such Officer’s Certificate does not contain this certification in clause (C), then the Administrator shall deliver the Opinion of Counsel set forth in Section 3.3(d) hereof.

(c)    Section 3.3 of the Existing Base Indenture is hereby amended by deleting clause (d) in its entirety and replacing it with the following:

(d)    Annual Lien Opinion. If the Annual Officer’s Certificate is not delivered in accordance with Section 3.3 (a)(i)(C), then within one hundred (100) days after the end of each fiscal year of the Administrator, beginning with the fiscal year ending on December 31, 2018, the Administrator shall deliver to the Indenture Trustee an Opinion of Counsel from outside counsel to the effect that, subject to Ginnie Mae Requirements, the Indenture Trustee has a perfected security interest in the Participation Certificates identified in an exhibit to such opinion, and that, based on a review of UCC search reports (copies of which shall be attached thereto) and review of other certifications and other materials, there are no UCC-1 filings indicating an Adverse Claim with respect to such Participation Certificates that has not been released.

(d)    Section 10.3(e) of the Existing Base Indenture is hereby amended by deleting clause (ii) in its entirety and replacing it with the following:

(ii) other than in accordance with the Transaction Documents, amend, amend and restate, supplement or otherwise modify any Transaction Document, other than an amendment of a Guaranty Agreement that is done unilaterally by Ginnie Mae;

SECTION 2.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon:

(a)    the execution and delivery of this Amendment by all parties hereto;

(b)    the delivery of an Issuer Tax Opinion;

(c)    the delivery of an Authorization Opinion;

(d)    the Administrative Agent shall have provided its prior written consent to this Amendment;

(e)    the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that (A) all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with, and (B) the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future; and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(f)    the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.

SECTION 4.    No Default; Representations and Warranties. Caliber and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 5.    Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 6.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 7.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.    Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile, .pdf format, or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.    Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by WSFS, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CHL GMSR ISSUER TRUST, as Issuer
By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Shaheen Mohajer
Name:	Shaheen Mohajer
Title:	Vice President

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 2 to Base Indenture]

CALIBER HOME LOANS, INC., as Administrator and Servicer
By:	/s/ William Dellal
Name:	William Dellal
Title:	Chief Financial Officer

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 2 to Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent
By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 2 to Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity
By:	/s/ Jennifer McCourt
Name:	Jennifer McCourt
Title:	Senior Trust Officer

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 2 to Base Indenture]

CONSENTED TO BY:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 100% Noteholder of the Series 2018-VFI Note and Series 2018-ADVI Note
By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory
By:	/s/ Margaret Dellafera
Name:	MARGARET DELLAFERA
Title:	VICE PRESIDENT

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 2 to Base Indenture]

ACKNOWLEDGED AND AGREED TO BY:
PENTALPHA SURVEILLANCE LLC, as Credit Manager
By:	/s/ James Callahan
Name:	James Callahan
Title:	Executive Director and Solely as an Authorized Signatory

[Signature Page to CHL GMSR Issuer Trust - Amendment No. 2 to Base Indenture]